UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of
Incorporation)

0-50440	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On July 1, 2014, Supernus Pharmaceuticals, Inc. (“Supernus” or the “Company”) entered into a Royalty Interest Acquisition Agreement (“Agreement”) with HealthCare Royalty Partners III, L.P. (“HC Royalty”). Under the Agreement, HC Royalty will make a $30 million cash payment to Supernus in consideration for acquiring from Supernus certain royalty and milestone rights (“Royalty Rights”) related to the commercialization of Orenitram™ (treprostinil) Extended-Release Tablets by Supernus’ partner United Therapeutics Corporation (“United Therapeutics”). Supernus will retain full ownership of the Royalty Rights after a certain threshold has been reached per the terms of the Agreement.

On July 1, 2014, Supernus also entered into a Security Agreement (“Security Agreement”) with HC Royalty. Under the Security Agreement, the Company granted to HC Royalty, among other things, a security interest in all of its right, title and interest in, to and under property including the Company’s rights to receive royalties and certain milestone payments under the License Agreement with United Therapeutics, all relevant patents which are owned by Supernus and licensed to United Therapeutics to enable it to make, use or sell Orenitram, but no other compound, all information, data and materials which are proprietary to or owned or controlled by Supernus and which are required for the development, use, manufacture or sale of Orenitram, and any collateral therein subject to certain restrictions. The Security Agreement terminates upon termination of the Agreement and all rights will revert to Supernus.

The foregoing descriptions of the Agreement and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement and the Security Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 8.01                                       Other Events.

On July 8, 2014, Supernus issued a press release announcing execution of the Agreement with HC Royalty. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)	The following documents are filed as Exhibits pursuant to Item 9.01 hereof:

Exhibit 10.1* — Royalty Interest Acquisition Agreement, dated July 1, 2014, by and between Supernus Pharmaceuticals, Inc. and HealthCare Royalty Partners III, L.P.

Exhibit 10.2 — Security Agreement, dated July 1, 2014, by and between Supernus Pharmaceuticals, Inc. and HealthCare Royalty Partners III, L.P.

Exhibit 99.1 — Press Release dated July 8, 2014 of the Company announcing the Royalty Interest Acquisition Agreement with HealthCare Royalty Partners III, L.P.

*Portions of this exhibit have been redacted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: July 8, 2014	By:	/s/ Jack A. Khattar
Jack A. Khattar
President and Chief Executive Officer

EXHIBIT INDEX

Number	Description

10.1*	Royalty Interest Acquisition Agreement, dated July 1, 2014, by and between Supernus Pharmaceuticals, Inc. and HealthCare Royalty Partners III, L.P.	Attached

10.2	Security Agreement, dated July 1, 2014, by and between Supernus Pharmaceuticals, Inc. and HealthCare Royalty Partners III, L.P.	Attached

99.1	Press Release dated July 8, 2014 of the Company announcing the Royalty Interest Acquisition Agreement with HealthCare Royalty Partners III, L.P.	Attached

*Portions of this exhibit have been redacted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.